Marketable Securities - Contractual maturity (Details) $ in Thousands	Dec. 31, 2020 USD ($)
Amortized Cost
Due in one year or less	$ 77
Due after one year through five years	379
Due after five years through ten years	186
Debt Securities, Available-for-sale, Amortized Cost, Total	642
Estimated Fair Value
Due in one year or less	78
Due after one year through five years	388
Due after five years through ten years	191
Debt Securities, Available-for-sale, Total	$ 657